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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K




                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  September 25, 2000

                          NORTHERN STATES POWER COMPANY
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             (Exact name of registrant as specified in its charter)

                                    WISCONSIN
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                 (State or other jurisdiction of incorporation)



        10-3140                                              39-0508315
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 (Commission File Number)                     (IRS Employer Identification No.)

1414 WEST HAMILTON AVENUE                                    54702
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (715) 839-2578
                                                     ---------------




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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

On September 25, 2000, Northern States Power Company, a Wisconsin corporation (the "Company") entered into an Underwriting Agreement and filed with the Securities and Exchange Commission a prospectus supplement relating to $80,000,000 in aggregate principal amount of the Company's principal amount of 7.64% Senior Notes, Series due 2008.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibits

     1.01 Underwriting Agreement, dated September 25, 2000 between Northern States Power Company and Salomon Smith Barney Inc. relating to $80,000,000 principal amount of 7.64% Senior Notes, Series due 2008.

     4.01 Trust Indenture dated September 1, 2000, between Northern States Power Company and Firstar Bank, N.A. as Trustee.

     4.02 Supplemental Trust Indenture dated September 15, 2000, between Northern States Power Company and Firstar Bank, N.A. as Trustee, creating $80,000,000 principal amount of 7.64%
                  Senior Notes, Series due 2008.

     12.01        Computation of ratio of earnings to fixed charges.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Northern States Power Company
                                                (a Wisconsin Corporation)



                                                By: /s/ Paul E. Pender
                                                   -----------------------
                                                   Paul E. Pender
                                                   Vice President and Treasurer
Dated:  September 28, 2000